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                                                                    EXHIBIT 23.1
                                                                    ------------


                        CONSENT OF INDEPENDENT AUDITORS


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TRANSWITCH CORPORATION:


We consent to the use of our reports included herein and incorporated by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                   KPMG LLP
Stamford, Connecticut
August 16, 2000